UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

First Amendment to Agreement and Plan of Merger

On March 17, 2014, RCS Capital Corporation (the “Company”), Dolphin Acquisition, LLC, a wholly owned subsidiary of the Company (“Merger Sub”), and Summit Financial Services Group, Inc. (“Summit”), entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”), amending that certain Agreement and Plan of Merger, dated as of November 16, 2013, among the Company, Summit and Merger Sub (the “Merger Agreement”), pursuant to which Summit was to merge with and into Merger Sub, with Summit ceasing to exist and Merger Sub surviving the merger and continuing as a subsidiary of the Company (the “Merger”).

The Amendment, among other things, provides for the following:

•	That the structure of the Merger will be changed such that Merger Sub will merge with and into Summit, with Summit surviving the Merger as a subsidiary of the Company;

•	That the contingent value rights (“CVRs”) issuable by the Company under the Merger Agreement (and the related CVR agreement to be entered into by the Company at the effective time of the Merger) will be eliminated;

•	That the consideration that was otherwise payable in respect of the CVRs (as adjusted as set forth in the Amendment, referred to therein as the “Final Additional Cash Amount”) will no longer be tied to the achievement by Summit of certain agreed-upon performance targets, but will instead be paid at the effective time of the Merger together with the balance of the merger consideration;

•	That the price per share of Class A common stock of the Company used to determine the number of shares of Class A common stock of the Company to be issued in the Merger will be capped at $28.00; and

•	Extending the date after which the parties may terminate the Merger Agreement (referred to as the “outside date”) from May 30, 2014 (or July 31, 2014 if the only remaining condition is receipt of FINRA approval in connection with the Merger) to June 30, 2014 (or August 31, 2014 if the only remaining condition is receipt of FINRA approval in connection with the Merger).

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information furnished, included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Merger Agreement, as amended, will be consummated, plans for the operations of the Company and Summit following the completion of the Merger, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the Company and Summit, following the completion of the Merger, including regarding future dividends and market valuations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain requisite approvals for the Merger and other pending acquisitions of the Company, including, among other things, Summit shareholder approval and approval of certain changes in control of Summit’s FINRA-regulated broker-dealer businesses; market volatility; unexpected costs or unexpected liabilities that may arise from the Merger and the other pending acquisitions of the Company, whether or not consummated; the inability to retain key personnel; the deterioration of market conditions; and future regulatory, self-regulatory or legislative actions that could adversely affect the parties to the Merger Agreement. Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

No Offer to Sell or Solicitation of an Offer to Buy Securities

The information set forth herein does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or Summit in the United States or in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Important Additional Information Filed With the SEC

The Company plans to file with the SEC a Registration Statement on Form S-4 in connection with the Merger and the registration with the SEC of the shares of Class A common stock of the Company to be issued in the Merger, and Summit plans to mail to its shareholders a proxy statement/prospectus in connection with the Merger, which will be included in and form part of part of the Company’s Registration Statement on Form S-4 (the “Proxy Statement/Prospectus”). THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/ PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SUMMIT, THE MERGER TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by the Company and Summit in connection with the Merger through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and such other documents by phone, e-mail or written request by contacting the investor relations department of the Company or Summit as follows:

The Company:

Brian Jones, CFO

RCS Capital Corporation

bjones@rcscapital.com

Phone: (866) 904-2988

Summit:

Steven C. Jacobs, CFO

Summit Financial Services Group, Inc.

sjacobs@summitbrokerage.com

Phone: (561) 338-2800

Participants in the Solicitation

The Company, Summit and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which is filed with the SEC. Information regarding Summit’s directors and executive officers is contained in Summit’s Form 10-K for the year ended December 31, 2012 and proxy statement dated October 8, 2012, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus to be filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	First Amendment to Agreement and Plan of Merger, dated as of March 17, 2014, by and among RCS Capital Corporation, Dolphin Acquisition, LLC and Summit Financial Services Group, Inc.

______
*	Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: March 17, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director